Partial Assignment of Assets

This Partial Assignment of Assets (the "Assignment") is made and entered into, effective as of December 31, 2012 (the "Effective Date"), by and between Rantoul Partners, a Delaware general partnership ("Assignor"), and Working Interest, LLC, a Kansas limited liability company ("Assignee"), with reference to the following facts:

Recitals:

A.           Pursuant to that certain Contribution Agreement dated December 14, 2011 (the "Contribution Agreement") by and among EnerJex Resources, Inc., a Nevada corporation ("EnerJex"), Assignor, Viking Energy Partners, LLC, a Texas limited liability company (“Viking”), and FL Oil Holdings, LLC, a Florida limited liability company (“FL Oil”), EnerJex, Viking, and FL Oil previously formed Assignee pursuant to that certain General Partnership Agreement of Assignee dated December14, 2011 (the "Partnership Agreement").

B.           In accordance with the Partnership Agreement, EnerJex, Viking and FL Oil have agreed to dissolve Assignor and distribute Assignor’s assets to EnerJex, Viking and FL Oil (or their respective designees) in accordance with their then-current ownership interest percentage in Assignor.

C.           As of the Effective Date, EnerJex owns seventy-five percent (75%) of ownership interests in Assignor (the “EnerJex’s Ownership Percentage”).

D.           Assignor owns those certain leasehold interests listed on Appendix 1 hereto (together with all rights, interests and benefits directly and indirectly related thereto, the "Rantoul Project Assets").

E.           Assignor has agreed to assign to Assignee, as EnerJex’s designee, EnerJex’s Ownership Percentage in and to the Rantoul Project Assets.

Agreements:

Now, Therefore, in consideration of the premises and promises contained herein, it is hereby agreed as follows:

1.          Partial Assignment of Rantoul Project Assets. Assignor hereby sells, conveys, transfers, sets over and ASSIGNS to Assignee EnerJex’s Ownership Percentage of all of Assignor's right, title and interest in and to the Rantoul Project Assets (the “Transferred Assets”). Assignee hereby accepts such assignment, and agrees to perform the obligations of Assignor under the Rantoul Project Assets for all periods following the Effective Date of this Assignment.

2.          Representation and Warranty. Assignor agrees to warrant and defend, all and singular, unto Assignee, the Transferred Assets, by, through and under Assignor but not otherwise. Notwithstanding any limitation in the foregoing, Assignee shall have full rights of substitution and subrogation in and to all warranties and covenants heretofore given by others to Assignor and/or its predecessors-in-title, with respect to the Transferred Assets or any part thereof.

3.          Further Assurances. Upon the request of any party, each of the undersigned shall make, execute, and deliver such documents and instruments, and shall take such other steps, as may be reasonably necessary to carry into effect the assignment and delegation contemplated by this Assignment.

4.          Miscellaneous. This Assignment shall be governed by and construed in accordance with the internal laws of the State of Kansas (without regard to the conflict-of-law principles thereunder). Upon the request of either party, each of the undersigned shall make, execute, and deliver such documents and instruments, and shall take such other actions, as may be reasonably necessary to carry into effect the agreements described in this Assignment. This Assignment (a) represents the entire understanding between the parties regarding the subject matter hereof, and supersedes and replaces all prior and contemporaneous understandings, whether oral or written, regarding such subject matter, and (b) may not be modified or amended, except by a written agreement executed after the effective date hereof by the party sought to be charged by such modification or amendment. This Assignment may be executed in counterparts, each of which shall be deemed an original and both of which, taken together, shall constitute one and the same instrument, binding on each signatory thereto. A copy of this Assignment that is executed by a party and transmitted by that party to the other party by facsimile or as an attachment (e.g., in ".tif" or ".pdf" format) to an email shall be binding upon the signatory to the same extent as a copy hereof containing that party's original signature.

[Signature and Acknowledgment page follows.]

In Witness Whereof, the undersigned have executed this Assignment, effective as of the Effective Date.

	"Assignor:"	"Assignee:"

	Rantoul Partners, a Delaware general partnership	Working Interest, LLC., a Kansas limited liability company

By	EnerJex Resources, Inc., a Nevada corporation,
	its managing general partner	By
Robert Watson, Jr., Chief Executive Officer
By
	Robert Watson, Jr., Chief Executive Officer	Address and Facsimile No. For Notices:

	Address and Facsimile No. for Notices:	Working Interest, LLC
ATTN: Chief Executive Officer
	Rantoul Partners	1600 N.E. Loop 410, Suite 104
	c/o EnerJex Resources, Inc.	San Antonio, Texas 78209
	27 Corporate Woods, Suite 350	Facsimile No.: (210) 451-5546
	10975 Grandview Drive	Email: robert.watson@blacksableenergy.com
Overland Park, KS 66210
with a copy to:
Facsimile No.: (913) 754-7755
	Email: robert.watson@blacksableenergy.com	Michael E. Pfau, Esq.
Reicker, Pfau, Pyle & McRoy LLP
1421 State Street, Suite B
Santa Barbara, California 93101

Facsimile No.: (805) 966-3320
Email: mpfau@rppmh.com

Acknowledgment

State of Texas	)
)
County of ______________________________	)

On _________________before me, _____________________________, Notary Public, personally appeared _________________________________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(Seal)
Signature

Acknowledgment

State of Texas	)
)
County of _______________________________	)

On _________________before me, _____________________________, Notary Public, personally appeared _________________________________________________________ who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies) and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of ________ that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

(Seal)
Signature

Appendix 1

Rantoul Project Assets